Exhibit 99.1
An Experience That Makes the Day Better April 2006

We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Safe Harbor

Michael J. Coles Chairman, President & CEO

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator (based on number of coffeehouses) providing a unique customer experience Significant growth opportunities Comparable coffeehouse sales Coffeehouse openings Company Operated Licensed Non-coffeehouse sales Increasing store level margins Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights

INDUSTRY OVERVIEW

$22 billion market in the U.S. 85% of coffee is consumed at home Coffeehouses Account for 69% of Specialty Coffee Sales Source: Specialty Coffee Association of America, National Coffee Association. Coffee Industry - Large and Growing Market Specialty Coffee Experiencing Double-Digit Growth $8.4bn $9.0bn $9.6bn $8.0bn $8.4bn $8.8bn $9.2bn $9.6bn $10.0bn $10.2bn $10.6bn $11.0bn $11.4bn $11.8bn 2002 2003 2004 2005 $11.1bn

1992 1994 1996 1998 2000 2002 2003 2004 2005 Starbucks 165 425 1004 1755 2976 4574 5517 6504 7661 Other U.S. Specialty Coffeehouses 2085 3175 5696 8245 9624 10826 11883 12096 13739 Source: Specialty Coffee Association of America and SEC filings. (1) Reflects Starbucks locations in U.S. and Canada. Coffeehouses are the Pub of the 21st Century Among fastest growing segments in the restaurant industry 2,250 3,600 6,700 10,000 12,600 15,400 17,400 18,600 21,400

Caribou Coffee "An Experience that Makes the Day Better"

The Caribou Equation Product Environment Service Caribou Experience

Sourcing Only the highest grade of arabica coffee beans Rainforest Alliance Fair Trade Blending Roastmasters create custom blends Roasting and Packaging Craft roasting in small batches to optimize flavor profile Valve technology ensures freshness Brewing High standards for in-store brewing Strict freshness policy Product: Selection and Preparation

Caramel drizzle Whipped cream 2 parts steamed milk 1 part espresso Caramel syrup Caramel High Rise(tm) Sweet. Gooey. Not recommended by 4 out of 5 dentists. Secret ingredient from the frozen tundra Ice Coffee or espresso Coffee or Espresso Cooler Stay cool with our version of central air conditioning. 1 part espresso Cocoa Caramel syrup 2 parts steamed milk Chocolate, caramel and peanut candy bits Caramel drizzle Whipped cream Turtle Mocha It's coffee. It's dessert. It's multi-tasking. Mint bits Whipped cream 2 parts steamed milk 1 part espresso Cocoa Mint syrup Mint Condition(r) A delicious blend of mint, espresso, cocoa and whipped cream. Wake up with minty- fresh breath. 2 part steamed milk Latte Take the edge off the a.m. with this silky smooth blend. 1 part espresso Hot Cocoa Rich, premium cocoa to warm you from head to toe. Not just for kids anymore Chocolate shavings Whipped cream Steamed milk Real premium chocolate Product: Selected Drink Offerings

Product: Selected 'Bou Gourmet Offerings 'Bou Gourmet rolled-out August 1, 2005 - proprietary recipes High quality food that complements store image & premium quality beverages Diversified food product is driving coffeehouse sales Cinnamon Roll Popover French Toast Muffin [Image to Come] Cinnamon Chip Scone Blueberry Muffin

Environment - A Destination Place Mountain lodge environment: fireplaces, wood beams and earth tones Comfortable for in-store relaxation or high-level meetings Efficient for fast take-away Wireless Internet access and kids' corner

Meeting Customers Expectations Exceeding Customers Expectations Service: "BAMA" "An experience that makes the day better" Be Excellent, Not Average Act with Urgency Make a Connection Anticipate Needs

An Experience That Makes the Day Better Taste / Flavor 30% 24% Service / Atmosphere 29% 14% Selection / Variety 20% 20% Convenience 19% 40% *Source: 2004 AAU Study for all markets in which both have coffeehouses. *Preference of customers who have visited both in last twelve months

CARIBOU OPPORTUNITY * Coffeehouse Growth * Non-Coffeehouse Sales

Unit Expansion Disciplined market roll-out strategy 20% - 25% per year High average unit volumes - desirable tenant for major landlords Match Specific demographic criteria High population density Above average household income High traffic patterns Experienced Real Estate Team Significant License Opportunities Airports, International, Domestic Strict site selection process Long-term opportunity of 2,500+ units

Significant Growth in Coffeehouses 2000 2001 2002 2003 2004 2005 2006E Co. Owned 152 185 203 251 306 396 480 License 2 7 20 152 185 203 251 306 395 500 2006E = Company Guidance as of February 15, 2006

402 coffeehouses in 16 states and the District of Columbia* (176) (58) (28) (34) (17) (21) (11) 1992 1994 1995 1996 2001 2004 2005 2006 Market Expansion (5) (3) (6) Markets Minnesota Illinois Ohio Michigan North Carolina Georgia Maryland Wisconsin Virginia Washington, D.C. Pennsylvania Iowa North Dakota Nebraska Colorado Indiana South Dakota (11) Washington D.C. (7) (5) (3) (12) Limited Footprint Provides Growth Opportunity (1) * Includes Licensed. As of April 2, 2006 (1)

Accelerating New Coffeehouse Openings New Coffeehouse Openings 2000 22 2001 38 2002 24 2003 50 2004 59 2005 95 2006E 105 - 120* *Guidance Issued February 15, 2006

CARIBOU OPPORTUNITY * Non-Coffeehouse Sales

Grocery Stores & Mass Merchandisers Office Coffee Providers Airlines Hotels Sports, Entertainment & Health/Fitness College Campuses St. Lawrence College Compelling Commercial Business Opportunity Jet Fleet

Strategic Partners

Experienced Management Team Driving Improving Performance Name Position Years of Experience Years at Caribou Michael Coles CEO 40+ 3 George Mileusnic CFO 27 5 Amy O'Neil SVP, Store Operations 13 13 Janet Astor VP, Real Estate & Store Development 17 < 2 Henry Stein VP, Business Development & Commercial Sales 25 3 Kathy Hollenhorst VP, Marketing 20 < 2 Chris Rich VP, Franchising 20 < 1

Preliminary 1Q 2006 Revenue Highlights 1Q 2006 Total Revenue Increased 24% Driven by: 86 company-owned coffeehouses opened in last 12 months Non-coffeehouse sales up 155% Comparable coffeehouse sales = (1%) Difficult quarterly comparison 1Q 2005 = 10% 1Q 2004 = 9%

George Mileusnic Chief Financial Officer

Improved financial performance Comparable coffeehouse sales Accelerating new coffeehouse openings Increase in non-coffeehouse sales Margin improvement Financial Highlights Balance sheet supports growth

Annual Comparable Coffeehouse Sales Trends 2000 2005 2004 2003 2002 2001

Margin Improvement Key Drivers Positive Comps Purchasing Leverage and Supply Chain Efficiencies Increase in Other Revenue Includes dilutive impact of new stores (1) Before depreciation, G&A, opening expenses, closing expenses and minority interest. ($ millions)

2001 2002 2003 2004 2005 2006E** $ 11.3 11.8 11.6 14.4 15.9 20.2 Net Sales Adjusted EBITDA* 2001 2002 2003 2004 2005 2006E** 100.9 108 123.7 160.9 198 249.5 ($ in millions) ($ in millions) Net Sales and EBITDA Growth CAGR: +11% +26% 2001 - 2003 2003 - 2006E +1% +20% 2001 - 2003 2003 - 2006E **2006 Est. = External Analyst Consensus Estimates *See the Company's 10-K, and other SEC filings at www.cariboucoffee.com for a reconciliation of fiscal year 2001 to 2005 net loss to Adjusted EBITDA

Net Income Impacted by Accelerated Growth ($ millions) 2001 2002 2003 2004 2005 General & Administrative Expense ($9.6) ($10.3) ($12.3) ($15.5) ($22.7) Adjusted EBITDA $11.3 $11.8 $11.6 $14.4 $15.9 Depreciation & Amortization / Other (2) (7.0) (8.1) (11.8) (15.3) (16.4) EBIT 4.2 3.7 (0.2) (0.9) (4.1) Net Income / (Loss) $3.2 $3.1 ($0.9) ($2.1) ($4.9) CapEx $15.3 $12.2 $20.7 $32.4 $43.2 Total Coffeehouses (3) 185 203 251 306 395 (2) Includes one time non recurring expenses excluded from adjusted EBITDA (3) Open at end of period. (1) (1) See the Company's 10-K at www.cariboucoffee.com for a reconciliation of fiscal year 2001 through 2005 net loss to Adjusted EBITDA

($ in 000s) Unit Level Economics Year 1 (Months 13th -24th) 17% Year 2 (Months 25th - 36th) 7% Year 3 2 - 4% Capital Expenditures (Net of Tenant Improvements) $340 - $415 Initial Inventory $10 Total $350 - $425 Year 3 Cash-on-Cash ROI ~30% Year 3 Store Performance Investment Average Store Payback 4 - 5 Years Comparable Coffeehouse Sales $550 - $650 Store-Level Cash Flow Margin Sales Year 3 Contribution $90 - $130 17% - 20%

Balance Sheet to Support Growth Cash - approximately $34 million Credit Facility - $60 million available Balance Sheet as of January 1, 2006

2006 Annual Guidance as of February 15, 2006 Coffeehouse Openings 105 - 120 Company-Owned 90 - 100 Licensed 15 - 20 Comparable Coffeehouse Sales* 3 - 7% Adjusted EBITDA** $20 - $22 million Earnings per Share** ($0.10) - ($0.20) **Does NOT include the impact of stock option expenses as per FAS 123R. The estimated negative impact of adopting FAS 123R is ($0.03) to ($0.05) per share. EBITDA reconciliation on website at www.cariboucoffee.com *Expected to be at the lower end of this range in the first half of the year.

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator (based on number of coffeehouses) providing a unique customer experience Significant growth opportunities Comparable coffeehouse sales Coffeehouse openings Company Operated Licensed Non-coffeehouse sales Increasing store level margins Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights